AMENDED AND RESTATED GUARANTY

         In consideration of IBJ SCHRODER BANK & TRUST COMPANY, a New York corporation having an office at One State Street, New York, New York 10004 ("IBJS"), as lender, and each other Bank (as defined below, collectively, the "Banks") heretofore or hereafter granting any Accommodations (as hereinafter defined) to WINSTAR GLOBAL PRODUCTS, INC., (the "Debtor"), and for other valuable consideration, the receipt of which is acknowledged, the undersigned, WINSTAR COMMUNICATIONS, INC., a Delaware corporation having an office at 230 Park Avenue, New York, New York 10169 (the "Guarantor"), agrees with IBJS, as agent for the Banks (in such capacity, the "Agent") and on behalf of the Banks, as follows:

         1.       Nature of Guaranty; Obligation of Guarantor.

                  (a) The Guarantor hereby guarantees the payment, without any setoff or other deduction, of all the Obligations (as hereinafter defined) (including, without limitation, reasonable attorney's fees and expenses) at any time accrued with respect thereto; provided, however, that, notwithstanding anything herein to the contrary, such guaranty is limited to $3,000,000 in the aggregate.

                  (b) The guaranty made pursuant to Section 1(a) of this Amended and Restated Guaranty (the "Guaranty") (i) is unconditional, (ii) is a guaranty of payment and not of collection, (iii) is independent of and in addition to all Collateral, (iv) is a continuing guaranty, and (v) shall continue in full force and effect until indefeasible payment in full of the Obligations and all other amounts payable under this Guaranty, except insofar as this Guaranty is terminated as provided for in this Guaranty.

                  (c) The obligation of the Guarantor with respect to the guaranty made by the Guarantor pursuant to Section 1(a) of this Guaranty shall be direct, immediate, absolute, irrevocable and unconditional. The Agent, for the benefit of the Banks, shall have and may always exercise against the Guarantor, in accordance with the terms hereof, each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation.

     2. Indemnification. The Guarantor hereby agrees to defend, protect, indemnify and hold harmless the Agent and the Banks and each of their Affiliates, officers, directors, employees, agents, attorneys and consultants (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, reasonable costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, economic, special, punitive, treble or consequential and whether based on any Federal, state, local or foreign laws or other statutory regulations, including, without limitation, environmental, securities and commercial laws and regulations, under common law or equitable principles) in any manner relating to or arising out of this Guaranty, the Credit Agreement (as hereinafter defined) or any of the other Related Documents (as hereinafter defined), or any act, event or transaction related or attendant thereto or contemplated hereby, or any action or inaction by any Indemnitee hereunder or in connection therewith, any commitment of the Agent or the Banks under the Credit Agreement, or the making of the loans provided for thereunder, or the management of such loans, or the use or intended use of the proceeds of such loans, advances or other financial accommodations provided thereunder including, in each such case, any allegation of any such matters, whether meritorious or not (collectively, the "Indemnified Matters"); provided, however, that the Guarantor shall not have any obligation to any Indemnitee hereunder with respect to Indemnified Matters resulting solely from the gross negligence or willful misconduct of such Indemnitee. The covenants of the Guarantor contained in this Section 2 shall survive the payment in full of all amounts due and payable under this Guaranty, the Credit Agreement or any other Related Documents and the full satisfaction of all other Obligations. Such indemnification shall not be subject to any limitation as to amount.

         3. Obligations Due Hereunder. Upon and at any time and from time to time after the occurrence and continuation of any Event of Default (as hereinafter defined) each portion of the Obligations then owing to the Banks shall, at the sole option of the Banks, become immediately due and payable from the Guarantor as though the Obligations had become due, without any further notice, demand, presentment or protest of any kind.

         4. Subrogation and Assignment. Subject to the indefeasible payment in full of all Obligations, the Guarantor shall be subrogated to the Bank's rights to receive payments or distributions of cash, property or securities of the Debtor applicable to the Obligations until the principal of and interest on the amounts paid under this Guaranty shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Agent, for the benefit of the Banks, of any cash, property or securities to which the Guarantor would be entitled, except for the provisions of this Guaranty, and no payment over pursuant to the provisions of this Guaranty to or for the Banks' benefit by the Guarantor, shall, as between the Debtor, its creditors other than the Agent, the Banks and the Guarantor, be deemed to be a payment by the Debtor to or on account of the Obligations. Notwithstanding the foregoing, the Guarantor hereby knowingly, voluntarily and intentionally waives any rights it may have to be subrogated to the Banks' rights until the latest to occur of (i) the date all Obligations are finally and irrevocably repaid to the Banks in full and the Credit Agreement is terminated or (ii) if the Debtor is subject to a bankruptcy, reorganization or other similar proceeding then two days beyond that period of time within which an action (whether by adversary proceeding or otherwise) may be commenced to recover any preferential transfer or fraudulent conveyance from any transferee; provided, however, if in the event of such a proceeding the Agent or the Banks are required to pay back any amounts previously received due to the existence or exercise of the subrogation rights, the Guarantor will reimburse the Agent, for the benefit of the Banks, for any such payments promptly upon demand therefor. The Guarantor acknowledges that the Agent and the Banks have been induced to accept this Guaranty and to enter into the Credit Agreement and the other Related Documents in part in reliance upon the provisions of this Section 4.

         5. Reinstatement of Obligations. Each or any portion of the Obligations that is (a) paid by any money received or applied by the Agent or the Banks (including, but not limited to, any such money constituting, or received or applied because of the existence of, the Collateral) and later returned by or otherwise recovered from the Agent or the Banks as a direct or indirect result of any Claim (as hereinafter defined) or (b) satisfied by the Agent's or Banks' retention of any Collateral that is later returned by or otherwise recovered from the Agent or the Banks as a direct or indirect result of any Claim, shall be reinstated as part of the Obligations for purposes of this Guaranty as of the date it originally arose and for purposes of each statute of limitations with respect to any action or other legal proceeding by the Agent or the Banks against the Guarantor relating to this Guaranty as of the date of such return or other recovery of such money or Collateral.

     6. Payments. All payments due from and to be made by the Guarantor hereunder shall be made in Immediately Available Funds (as hereinafter defined) at the office of the Agent in New York as set forth above.

         7. Expenses. The Guarantor shall pay to the Agent, for the benefit of the Banks, on demand each reasonable cost and expense incurred by the Agent and the Banks in endeavoring to enforce any indebtedness, liability or obligation of the Guarantor pursuant to this Guaranty or preserve or exercise any right or remedy against the Guarantor pursuant to this Guaranty (including, but not limited to, reasonable attorney's fees and expenses); provided, however, that the Guarantor shall not have any obligation to the Agent or the Banks to pay such costs and expenses if such costs and expenses were incurred solely due to the Agent's or the Banks' gross negligence or willful misconduct. Such payment shall not be subject to any limitation as to amount, other than as set forth in this Section 7.

         8. Cumulative Nature and Nonexclusive Exercise of Rights and Remedies. All rights and remedies of the Agent and the Banks pursuant to this Guaranty or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. No single or partial exercise by the Agent or the Banks of any right or remedy pursuant to this Guaranty or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Agent, for the benefit of the Banks.

     9. Entire Agreement; Modification; Termination; Nonimpairment; Certain Covenants and Waivers; Effect of and on Other Writings.

                  (a) This Guaranty, the Credit Agreement and the other Related Documents contain the entire agreement between the Agent, the Banks and the Guarantor with respect to the subject matter of this Guaranty, and supersede each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by the Agent or the Banks with respect thereto, whether or not relied or acted upon. No modification of this Guaranty agreed to by the Agent, for the benefit of the Banks, shall be effective unless made in a writing duly executed by the Agent and the Banks and specifically referring to each provision of this Guaranty being modified.

     (b) The guaranty made pursuant to Section 1(a) of this Guaranty shall not be modified or terminated as to the Guarantor by, nor shall such guaranty, or any indebtedness, liability, obligation, right or remedy relating thereto be impaired, limited or otherwise affected by, (i) any extension of the Obligations or of any portion thereof, regardless of the length of such extension and regardless of whether such extension was preceded by another or others, (ii) any renewal, refinancing, modification, or compromise of, or any grant of any participation in, the Obligations or any portion thereof, (iii) any modification or termination of any writing relating to the Obligations, to any portion thereof or to any Collateral, (iv) any acceptance of any Other Obligor (as hereinafter defined), (v) any replacement, release or discharge of, or any modification of any indebtedness, liability or obligation of, any Other Obligor or any of the Debtor, (vi) any requirement that the Agent or the Banks protect, secure, perfect or insure any security interests or liens on the Collateral or
(vii) any exercise, delay in the exercise or waiver
                                                         4
of, any failure to exercise, or any forbearance or other indulgence relating to, any right or remedy of the Agent, the Banks or other Person (as hereinafter defined) against the Guarantor or the Debtor or, relating to the Obligations, to any portion thereof or to the Collateral.

         10. Representations and Warranties. The Guarantor hereby represents and warrants that:

                  (a) No agreement or other promises with respect to any limitations on its obligations hereunder have been made to it by the Agent or the Banks, other than as expressly set forth in this Guaranty.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty does not contravene any law or any contractual restriction binding on or affecting the Guarantor.

                  (c) No consent of any Person, and no consent, approval, authorization, permit or license from any Federal, state or local regulatory authority, is required to be obtained or made by the Guarantor in connection with the making or performance of this Guaranty and the transactions contemplated hereby.

                  (d) This Guaranty is a legal, valid and binding obli-gation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as limited by applicable fraudulent conveyance law or bankruptcy reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

                  (e) There is no pending or to the best of its knowledge, threatened action or proceeding against the Guarantor before any court, governmental agency or arbitrator, which would adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

                  (f) The Guarantor has the requisite legal capacity to perform its obligations hereunder and is not in default with respect hereto.

                  (g) The granting of the Accommodations by the Banks and the assumption by the Guarantor of its obligations hereunder will result in a financial benefit to the Guarantor.

                  (h) All Obligations payable by the Guarantor hereunder will, upon demand for payment by the Banks, constitute direct and unconditional obligations of the Guarantor.

     11. Governing Law; Jurisdiction; Certain Consents and Waivers; Claim. This Guaranty shall be governed by and con- strued, interpreted and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law. Each action and other legal proceeding re-lating to this Guaranty commenced by the Agent, for the benefit of the Banks, may be litigated in any court that is either a court of record of the State of New York or a court of the United States located in the State of New York. The Guarantor hereby (i) consents in each action and other legal proceeding relating to this Guaranty commenced by the Agent, for the benefit of the Banks, to the personal jurisdiction of any court that is either a court of record of the State of New York or a court of the United States located in the State of New York,
(ii) waives each objection to the laying of venue of any such action or other legal proceeding, (iii) waives personal service of process in each such action and other legal proceeding, (iv) consents to the making of service of process in each such action and other legal proceeding by overnight courier or registered mail directed to the Guarantor at the last address of the Guarantor shown in the records relating to this Guaranty maintained by the Agent, with such service of process to be deemed complete on the next business day, if sent by overnight courier, or five business days after the mailing thereof, and (v) WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO TRIAL BY JURY AND EACH RIGHT TO ASSERT ANY COUNTERCLAIM OR SETOFF. THE AGENT AND THE BANKS ALSO HEREBY WAIVE IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO TRIAL BY JURY. The Guarantor shall give notice to the Agent promptly upon the Guarantor having actual knowledge of or specific claim against the Agent or the Banks or their officers, directors, employees, agents, Affiliates or any Person under the Agent's or Banks' control, by the Guarantor, for any action or failure to act by the Agent and the Banks, or any officer, director, employee, agent or Affiliate of the Agent and the Banks, or any Person under the Agent's and the Banks' control. The failure to disclose any such specific claim within 180 days of such actual knowledge thereof shall constitute an irrevocable waiver and forgiveness of such claim by the Guarantor.

         12. Limitation of Liability. No claim may be made by the Guarantor or any other Person against the Agent or the Banks or their Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential, punitive or treble damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Guaranty, the Credit Agreement, or any other Related Document, or any act, omission or event occurring in connection herewith or therewith; and the Guarantor hereby waives, releases and agrees not to sue upon any claim for any and all special, indirect, consequential, punitive or treble damages, whether or not accrued and whether or not known or suspected to exist in his favor.

     13. Notices. Each notice to, and each demand upon, the Guarantor by the Agent or the Banks relating to this Guaranty and each notice to, and each demand upon, the Agent or the Banks by the Guarantor relating to this Guaranty and any notice to the Agent or the Banks of the bankruptcy, insolvency or consummation of any other similar proceeding of the Guarantor, shall specifically refer to this Guaranty, and shall be delivered in person in writing or sent by overnight courier or registered mail, postage prepaid, to the addresses set forth on the introductory paragraph herein, with such notice to be deemed complete on the next business day, if sent by overnight courier, or five business days after the mailing thereof.

         14. Severability. If any provision of this Guaranty shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of the law of the State of New York, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

         15. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default which results in any amount becoming due and payable under the Credit Agreement and upon demand being made by the Agent, for the benefit of the Banks, on the Guarantor in accordance with the provisions of Section 3 of this Guaranty, the Agent, for the benefit of the Banks, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Banks to or for the credit or the account of the Guarantor, against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty. The Agent hereby agrees promptly to notify the Guarantor after any such setoff and application made by the Agent; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Agent and the Banks under this Section 15 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Banks may have.

     16. Successors;  Binding Effect;  Transfer of Interest. This Guaranty shall
(i) be binding upon the Guarantor and its Successors on a joint and several basis, and (ii) inure to the benefit of and be enforceable by the Agent and the Banks and their Successors. Without limiting the generality of the foregoing clause (ii), the Agent and the Banks may assign or otherwise transfer their interest hereunder and under the documents evidencing the Accommodations to any other person in accordance with the terms of the Credit Agreement, and such other person shall thereupon become vested with all the rights in respect thereof granted to the Agent and the Banks herein or otherwise. The Guarantor may not assign or transfer all or any part of its rights or obligations under this Guaranty.

         17.      Definitions.  For purposes of this Guaranty:

                  (a)  "Accommodations"  means  all  loans,  credits  and  other
financial   accommodations   granted  by  the  Banks  or  their  Successors  and
participants to the Debtor pursuant to the Credit Agreement.

                  (b) "Affiliate" has the meaning set forth in the Credit Agreement.

                  (c) "Banks" shall mean IBJ Schroder Bank & Trust Company, as a lender, and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Loans as defined under the Credit Agreement.

                  (d)      "Claim" means any claim, whether asserted affirma-

tively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of any money received or applied by the Agent, for the benefit of the Banks, (including, but not limited to, any such money constituting, or received or applied because of the existence of, any Collateral) in payment of the Obligations or of any portion thereof.

                  (e) "Collateral" means "Collateral" as defined in the Credit Agreement.

                  (f) "Credit Agreement" means the Amended and Restated Credit and Security Agreement dated as of the date hereof among the Debtor, the Banks and the Agent, which Credit Agreement amends and restates the Prior Credit Agreement, as the same may from time to time be amended, extended, supplemented, restated or otherwise modified or replaced.

                  (g) "Event of Default" means an Event of Default, as such term is defined in the Credit Agreement.

                  (h) "Immediately Available Funds" means lawful money of the United States of America immediately available for use by the Banks in New York, New York.

                  (i) "Obligations" means the Revolving Loans paid by the Agent and the Banks to the Debtor under or due to the Accommodations constituting Overadvances under the Credit Agreement, including, but not limited to, with respect to such

Revolving Loans constituting Overadvances (A) all extensions, renewals, refinancings, modifications and replacements of any such indebtedness, liability or obligation herein described that are made after any assignment or other transfer thereof, (B) all interest and other charges (including without limitation reasonable legal fees and expenses) that accrue with respect to any such indebtedness, liability or obligation described herein or with respect to any extension, renewal, refinancing, modification or replacement thereof after any assignment or other transfer thereof and (C) proceeds of each of the foregoing.

                  (j) "Other Obligor" means, other than the Debtor or the Guarantor, any Person who or which is now or hereafter directly or indirectly liable for the payment of the Obligations or of any portion thereof.

                  (k) "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated association, government or political subdivision or other entity.

                  (l) "Prior Credit Agreement" means the Loan and Security Agreement dated as of August 5, 1994 between Century Business Credit Corporation ("Century") and the Debtor, formerly known as Beauty Labs, Inc., as amended from time to time.

                  (m) "Related Documents" has the meaning set forth in the Credit Agreement.

                  (n) "Successor" means, with respect to any Person, (i) if such Person is an individual, the estate of such Person, (ii) if such Person is not an individual, any direct or indirect suc-

cessor of such Person (including, but not limited to, any other corporation into which such Person is hereafter directly or indirectly merged, consolidated or otherwise absorbed) or (iii) any other Person to whom or to which all or substantially all of the assets of such Person are hereafter directly or indirectly assigned or otherwise transferred.


     18. Amended and Restated. This Amended and Restated Guaranty amends and restates, in its entirety, the Limited Guaranty delivered by the Guarantor to Century, dated as of August 5, 1994, which Limited Guaranty was assigned to the Banks by Century.

Dated:            August 9, 1996

NOTICE:  FOR PURPOSES OF THIS
GUARANTY, "OBLIGATIONS" IS
NOT LIMITED TO PRESENTLY EXIST-                WINSTAR COMMUNICATIONS, INC.
ING INDEBTEDNESS, LIABILITIES
AND OBLIGATIONS.
                                               By: Joseph P. Dwyer
                                               Its: Vice President

                                 ACKNOWLEDGMENT

STATE OF NEW YORK    )
                     ): SS.
COUNTY OF )

         On the 9th day of August in the year 1996, before me personally came Joseph P. Dwyer


     / / Individual to me known and known to me to be the person described in and who executed the above instrument, and she acknowledged to me that she executed the same.

     / / Partnership to me known and known to me to be a member of the partnership described in and which executed the above instrument, and she duly acknowledged to me that she executed the above instrument for and on behalf of said partnership.

     /x / Corporation to me known, who, being by me duly sworn, did depose and say that he resides at that he is the vice president of the corporation described in and which executed the above instrument; and that she signed her name thereto by order of the board of directors of said corporation.





                                                            Notary Public